UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2020

Kreido Biofuels, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55909	20-3240178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1010-15, 11/F, Tower B New Mandarin Plaza 14 Science Museum Road Tsim Sha Tsui, KLN, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code +(852) 9862 6962

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On March 4, 2020, the U.S. Securities and Exchange Commission (the “Commission”) issued an order under Section 36 (Release No. 34-88318) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the “Order”). The Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, where

Kreido Biofuels,, Inc. (the “Company”) is furnishing this Current Report on Form 8-K to indicate its reliance on the Order in connection with the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as a result of the circumstances set forth below.

Due to the Company’s key internal and external accounting personnel responsible for assisting the Company in the preparation of its financial statements now being required to work remotely because of COVID-19, the Company has been unable to timely provide to its auditors and accountants the financial records to provide consent. These measures have affected both the Company’s and its service provider’s personnel and have delayed the ability of the Company’s accounting personnel to process certain of its accounting records and receipts required to complete the audit of the Company’s financial statements. The lack of time for the compilation, dissemination and review of the information required to be presented, and the importance of investors receiving materially accurate information in the Annual Report have resulted in the Company being unable to timely file an accurate Annual Report on Form 10-K for its year-ended December 31, 2019, by the prescribed date without undue hardship and expense to the Company. Accordingly, in reliance upon the Order, the Company expects to file its Annual Report on Form 10-K no later than 45 days after the due date of filing of March 30, 2020, unless the COVID-19 circumstances do not change and cause a further delay, in which case we will file for an extension and amendment to this Current Report on form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kreido Biofuels, Inc.

Date: April 10, 2020	By:	/s/ Wai Lim Wong
Wai Lim Wong, Chief Executive Officer